Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 2000-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2000-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) May 31, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 2000-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 2000-A on May 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on May 31, 2002 on the Series 2000-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: May 31, 2002



I.   ORIGINAL DEAL PARAMETERS

     (A)Initial Pool Principal Balance                                                      $ 416,788,877.53
     (B)Initial Certificates Principal Balance                                              $ 401,190,000.00
        (i)  Initial Class A-1 Certificate Principal Balance     $ 85,000,000.00
                               Certificate Amount Percentage                                      20.39%
                               Certificate Pass-through Rate                                       2.02%
        (ii) Initial Class A-2 Certificate Principal Balance     $ 76,000,000.00
                               Certificate Amount Percentage                                      18.23%
                               Certificate Pass-through Rate                                       7.58%
        (iii)Initial Class A-3 Certificate Principal Balance     $ 50,000,000.00
                               Certificate Amount Percentage                                      12.00%
                               Certificate Pass-through Rate                                       7.83%
        (iv) Initial Class A-4 Certificate Principal Balance     $ 74,531,000.00
                               Certificate Amount Percentage                                      17.88%
                               Certificate Pass-through Rate                                       8.29%
        (v)  Initial Class A-5 Certificate Principal Balance     $ 25,000,000.00
                               Certificate Amount Percentage                                       6.00%
                               Certificate Pass-through Rate                                       8.32%
        (vi) Initial Class M-1 Certificate Principal Balance     $ 29,178,000.00
                               Certificate Amount Percentage                                       7.00%
                               Certificate Pass-through Rate                                       8.51%
        (vii)Initial Class M-2 Certificate Principal Balance     $ 20,841,000.00
                               Certificate Amount Percentage                                       5.00%
                               Certificate Pass-through Rate                                       9.00%
        (viiiInitial Class B-1 Certificate Principal Balance     $ 18,757,000.00
                               Certificate Amount Percentage                                       4.50%
                               Certificate Pass-through Rate                                       9.00%
        (ix) Initial Class B-2 Certificate Principal Balance     $ 21,883,000.00
                               Certificate Amount Percentage                                       5.25%
                               Certificate Pass-through Rate                                       9.00%

     (C)Initial Weighted Average Coupon (WAC)                                                     10.90%
     (D)Initial Weighted Average Original Maturity (WAOM)                                         325.00 months
     (E)Initial Weighted Average Remaining Maturity (WAM)                                         323.00 months
     (F)Initial Number of Receivables                                                              9,828
     (G)Servicing Fee Rate                                                                         1.00%
     (H)Credit Enhancement
        (i)  Reserve Fund Initial Deposit Percentage                                               0.00%
        (ii) Reserve Fund Target %                                                                 0.00%
        (iii)Target Overcollateralization Percentage Prior to Crossover Date                       5.25%
        (iv) Target Overcollateralization Percentage After Crossover Date                          9.19%
        (v)  Target Overcollateralization Floor                                                    1.25%
        (vi) Target Credit Enhancement % Prior to Crossover Date                                   5.25%
        (vii)Target Credit Enhancement % After Crossover Date                                      9.19%
        (viiiTarget Credit Enhancement Floor                                                       1.25%
        (ix) Target Credit Enhancement Amount                                               $21,881,416.07
     (I)Crossover Date Tests
             Earliest Crossover Date                                                            Feb-2005
             Percent of Initial Suboridnation Percentage                                         186.00%
     (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                       0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)Beginning Pool Schedule Balance                                                     $ 345,959,228.55
     (B)Beginning Pool Factor                                                                 83.005869%
     (C)Ending Pool Schedule Balance                                                        $ 338,728,432.59
     (D)Ending Pool Factor                                                                    81.270987%
     (E)Ending Total Certificate Balance (after Current Distributions)                      $ 335,674,395.71
     (F)Current Overcollateralization Amount (after Current Distributions)                  $ 3,054,036.88
     (G)Weighted Average Coupon (WAC)                                                             10.87%
     (H)Weighted Average Remaining Maturity (WAM)                                                 300.22 months
     (I)Ending Number of Receivables                                                               8,064


III. COLLECTION CALCULATIONS

     (A)Interest

        (i)  Scheduled Interest Collections during Current Period                           2,512,850.49
        (ii) Paid Ahead Interest Collections applied to Current Period                         33,957.93
        (iii)Net Servicer Advance                                                             363,979.46
        (iv) Liquidation Proceeds Attributable to Interest                                    262,282.92
        (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)           -
        (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                      -
        (vii)Recoveries on Previously Liquidated Contracts                                             -
                                                                                            -------------
        (viiiTotal Interest Amount Available for Distribution                               3,173,070.80

     (B)Principal

        (i)  Scheduled Principal Collections                                                  444,909.77
        (ii) Full and Partial Principal Prepayments                                           889,553.24
        (iii)Paid Ahead Principal Collections Applied to Current Period                         5,232.88
        (iv) Net Servicer Advance                                                              28,424.53
        (v)  Liquidation Proceeds Attributable to Principal                                   966,362.62
        (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)           0.00
        (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                      0.00
        (viiiOther Principal Amounts                                                                0.00
                                                                                            -------------
        (ix) Total Principal Amount Available for Distribution                              2,334,483.04


IV.  DISTRIBUTION CALCULATIONS

     (A)     Total Interest Available for Distribution                                      3,173,070.80
     (B)     Total Principal Available for Distribution                                     2,334,483.04
     (C)     Reserve Fund Draw Amount Required                                                      0.00
     (D)     Draw on Letter of Credit for Interest Distribution                                     0.00
             Less:
             Monthly Servicing Fee                                                            288,299.36
             Reimbursement to Servicer for Liquidation Expense                                 18,473.12
             Late Payment Fees, Extension Fees and Other Permitted Fees                             0.00
             Other Permitted Withdrawals from Certificate Account                                   0.00
                                                                                            -------------
             Available Distribution Amount                                                  5,200,781.36

             Interest Accrual Period                                                                  30 days

             Total Interest Amount Due                                                      2,186,230.81
             Total Interest Distribution Amount                                             2,186,230.81

             Amount Available for Principal Distribution Amount                             3,014,550.55
             Principal Distribution Calculation:
             Total Principal Amount Available for Distribution                              2,334,483.04
             Principal Loss on Liquidated Assets                                            4,896,312.92
                                                                                            -------------
               Principal Distribution Due                                                   7,230,795.96
             Principal Distribution Shortfall Carryover Amount (Current Period)             4,216,245.41
             Accelerated Principal Distribution Amount for Current Period                           0.00
                                                                                            -------------
             Total Principal Amount to be Distributed                                       3,014,550.55

             Draw on Letter of Credit for Principal Distribution                                0.00
             Excess Interest                                                                  698,540.63
             Reserve Account Deposit                                                            0.00
             Reserve Account Release                                                                0.00
             Class X Distribution Amount                                                            0.00
             Class R Distribution Amount                                                            0.00


V.   SERVICER ADVANCE

     (A)Interest
        (i)       Beginning Advance                                                         13,164,827.11
        (ii)      Monthly Servicer Advance (Reimbursement)                                     363,979.46
                                                                                            -------------
        (iii)     Ending Advance Balance                                                    13,528,806.57

     (B)Principal
        (i)       Beginning Advance                                                            998,334.93
        (ii)      Monthly Servicer Advance (Reimbursement)                                      28,424.53
                                                                                            -------------
        (iii)     Ending Advance Balance                                                     1,026,759.46

     (C)Total Servicer Advance
        (i)       Beginning Advance                                                         14,163,162.04
        (ii)      Monthly Servicer Advance (Reimbursement)                                     392,403.99
                                                                                            -------------
        (iii)     Ending Advance Balance                                                    14,555,566.03

VI.  CREDIT ENHANCEMENT

     (A)Overcollateralization

        (I)  Target Overcollaterallization Amount                                          21,881,416.07
        (ii) Beginning Balance                                                              7,270,282.29
        (iii)Write Down for Certificate Distributions                                       4,216,245.41
        (iv) Overcollaterallization Addition Amount                                                 0.00
        (v)  Overcollaterallization Reduction Amount                                                0.00
        (vi) Ending Balance                                                                 3,054,036.88

     (B)Reserve Fund (if applicable)

        (i)  Required Reserve Fund Balance                                                          0.00
        (ii) Beginning Reserve Fund Balance                                                         0.00
        (iii)Draws for Certificate Distributions                                                    0.00
        (iv) Excess Interest Deposited                                                              0.00
        (v)  Reserve Fund Release                                                                   0.00
        (vi) Ending Reserve Fund Balance                                                            0.00

     (C)Letter of Credit (if applicable)
        (i)  Beginning LC Balance                                                                   0.00
        (ii) Draw on LC for Interest Distribution                                                   0.00
        (iii)Draw on LC for Principal Distribution                                                  0.00
             Ending Balance                                                                         0.00


VII. CERTIFICATE DISTRIBUTIONS

     (A)Senior Certificates - Interest

        (i)  Class A1
                               Pass-Through Rate                                                   2.02%
                               Beginning Carryover Interest                                          $ -
                               Current Interest Accrual                                      $ 42,637.16
                               Current Carryover Interest Accrual                                    $ -
                               Interest Paid                                                 $ 42,637.16
                               Ending Carryover Balance                                              $ -
                               Interest Paid Per $1000                                            $ 0.50

        (ii) Class A2
                               Pass-Through Rate                                                   7.58%
                               Beginning Carryover Interest                                          $ -
                               Current Interest Accrual                                     $ 473,729.90
                               Current Carryover Interest Accrual                                    $ -
                               Interest Paid                                                $ 473,729.90
                               Ending Carryover Balance                                              $ -
                               Interest Paid Per $1000                                            $ 6.23

        (iii)Class A3
                               Pass-Through Rate                                                   7.83%
                               Beginning Carryover Interest                                          $ -
                               Current Interest Accrual                                     $ 322,156.08
                               Current Carryover Interest Accrual                                    $ -
                               Interest Paid                                                $ 322,156.08
                               Ending Carryover Balance                                              $ -
                               Interest Paid Per $1000                                            $ 6.44

        (iv) Class A4
                               Pass-Through Rate                                                   8.29%
                               Beginning Carryover Interest                                          $ -
                               Current Interest Accrual                                     $ 508,424.00
                               Current Carryover Interest Accrual                                    $ -
                               Interest Paid                                                $ 508,424.00
                               Ending Carryover Balance                                              $ -
                               Interest Paid Per $1000                                            $ 6.82

        (v)  Class A5
                               Pass-Through Rate                                                   8.32%
                               Beginning Carryover Interest                                          $ -
                               Current Interest Accrual                                     $ 171,158.27
                               Current Carryover Interest Accrual                                    $ -
                               Interest Paid                                                $ 171,158.27
                               Ending Carryover Balance                                              $ -
                               Interest Paid Per $1000                                            $ 6.85

     (B)Subordinate Certificates - Interest

        (i)  Class M1
                               Pass-Through Rate                                                   8.51%
                               Beginning Carryover Interest                                          $ -
                               Current Interest Accrual                                     $ 207,017.91
                               Current Carryover Interest Accrual                                    $ -
                               Interest Paid                                                $ 207,017.91
                               Ending Carryover Balance                                              $ -
                               Beginning Carryover Writedown Interest                                $ -
                               Current Writedown Interest                                            $ -
                               Current Carryover Writedown Interest Accrual                          $ -
                               Writedown interest Paid                                               $ -
                               Ending Carryover Writedown Interest                                   $ -
                               Interest Paid Per $1000                                            $ 7.10


        (ii) Class M2
                               Pass-Through Rate                                                   9.00%
                               Beginning Carryover Interest                                          $ -
                               Current Interest Accrual                                     $ 156,307.50
                               Current Carryover Interest Accrual                                    $ -
                               Interest Paid                                                $ 156,307.50
                               Ending Carryover Balance                                              $ -
                               Beginning Carryover Writedown Interest                                $ -
                               Current Writedown Interest                                            $ -
                               Current Carryover Writedown Interest Accrual                          $ -
                               Writedown interest Paid                                               $ -
                               Ending Carryover Writedown Interest                                   $ -
                               Interest Paid Per $1000                                            $ 7.50

        (iii)Class B1
                               Pass-Through Rate                                                   9.00%
                               Beginning Carryover Interest                                          $ -
                               Current Interest Accrual                                     $ 140,677.50
                               Current Carryover Interest Accrual                                    $ -
                               Interest Paid                                                $ 140,677.50
                               Ending Carryover Balance                                              $ -
                               Beginning Carryover Writedown Interest                                $ -
                               Current Writedown Interest                                            $ -
                               Current Carryover Writedown Interest Accrual                          $ -
                               Writedown interest Paid                                               $ -
                               Ending Carryover Writedown Interest                                   $ -
                               Interest Paid Per $1000                                            $ 7.50

        (iv) Class B2
                               Pass-Through Rate                                                   9.00%
                               Beginning Carryover Interest                                          $ -
                               Current Interest Accrual                                     $ 164,122.50
                               Current Carryover Interest Accrual                                    $ -
                               Interest Paid                                                $ 164,122.50
                               Ending Carryover Balance                                              $ -
                               Beginning Carryover Writedown Interest                                $ -
                               Current Writedown Interest                                            $ -
                               Current Carryover Writedown Interest Accrual                          $ -
                               Writedown interest Paid                                               $ -
                               Ending Carryover Writedown Interest                                   $ -
                               Interest Paid Per $1000                                            $ 7.50


     (C)Senior Certificates - Principal

        (i)  Class A1
                               Initial Certificate Balance                                  85,000,000.00
                               Initial Certificate Percentage                                     20.39%
                               Beginning Certificate Balance                                25,329,003.56
                               Current Principal Due                                          738,414.29
                               Current Principal Paid                                         307,848.16
                               Principal Shortfall Carryover for Current Period               430,566.13
                               Accelerated Principal Distribution                                   0.00
                               Ending Certificate Balance                                   25,021,155.40
                               Ending Pool Factor                                                  7.45%
                               Principal Paid per $1000                                            12.15
                               Total Class Distribution                                       307,848.16

        (ii) Class A2
                               Initial Certificate Balance                                  76,000,000.00
                               Initial Certificate Percentage                                     18.23%
                               Beginning Certificate Balance                                75,046,320.22
                               Current Principal Due                                        2,187,819.00
                               Current Principal Paid                                         912,111.34
                               Principal Shortfall Carryover for Current Period             1,275,707.66
                               Accelerated Principal Distribution                                   0.00
                               Ending Certificate Balance                                   74,134,208.88
                               Ending Pool Factor                                                 22.09%
                               Principal Paid per $1000                                            12.15
                               Total Class Distribution                                       912,111.34

        (iii)Class A3
                               Initial Certificate Balance                                  50,000,000.00
                               Initial Certificate Percentage                                     12.00%
                               Beginning Certificate Balance                                49,372,579.09
                               Current Principal Due                                        1,439,354.61
                               Current Principal Paid                                         600,073.25
                               Principal Shortfall Carryover for Current Period               839,281.36
                               Accelerated Principal Distribution                                   0.00
                               Ending Certificate Balance                                   48,772,505.84
                               Ending Pool Factor                                                 14.53%
                               Principal Paid per $1000                                            12.15
                               Total Class Distribution                                       600,073.25

        (iv) Class A4
                               Initial Certificate Balance                                  74,531,000.00
                               Initial Certificate Percentage                                     17.88%
                               Beginning Certificate Balance                                73,595,753.84
                               Current Principal Due                                        2,145,530.76
                               Current Principal Paid                                         894,481.18
                               Principal Shortfall Carryover for Current Period             1,251,049.58
                               Accelerated Principal Distribution                                   0.00
                               Ending Certificate Balance                                   72,701,272.66
                               Ending Pool Factor                                                 21.66%
                               Principal Paid per $1000                                            12.15
                               Total Class Distribution                                       894,481.18

        (v)  Class A5
                               Initial Certificate Balance                                  25,000,000.00
                               Initial Certificate Percentage                                      7.00%
                               Beginning Certificate Balance                                24,686,289.55
                               Current Principal Due                                          719,677.30
                               Current Principal Paid                                         300,036.62
                               Principal Shortfall Carryover for Current Period               419,640.68
                               Accelerated Principal Distribution                                   0.00
                               Ending Certificate Balance                                   24,386,252.93
                               Ending Pool Factor                                                  7.26%
                               Principal Paid per $1000                                            12.15
                               Total Class Distribution                                       300,036.62


     (D)Subordinate Certificates - Principal

        (i)  Class M1
                               Initial Certificate Balance                                  29,178,000.00
                               Initial Certificate Percentage                                      5.00%
                               Beginning Certificate Balance                                29,178,000.00
                               Current Principal Due                                        29,178,000.00
                               Current Principal Paid                                               0.00
                               Principal Shortfall Carryover for Current Period                     0.00
                               Ending Certificate Balance- Excluding Writedowns             29,178,000.00
                               Ending Pool Factor                                                  8.69%
                               Principal Paid per $1000                                             0.00
                               Beginning Outstanding Writedown                                      0.00
                               Current Writedown/Writeup                                            0.00
                               Ending Certificate Balance- Including Writedowns                     0.00
                               Total Class Distribution                                             0.00


        (iii)Class M2
                               Initial Certificate Balance                                  20,841,000.00
                               Initial Certificate Percentage                                      5.00%
                               Beginning Certificate Balance                                20,841,000.00
                               Current Principal Due                                        20,841,000.00
                               Current Principal Paid                                               0.00
                               Principal Shortfall Carryover for Current Period                     0.00
                               Ending Certificate Balance- Excluding Writedowns             20,841,000.00
                               Ending Pool Factor                                                  6.21%
                               Principal Paid per $1000                                             0.00
                               Beginning Outstanding Writedown                                      0.00
                               Current Writedown/Writeup                                            0.00
                               Ending Certificate Balance- Including Writedowns                     0.00
                               Total Class Distribution                                             0.00

        (iv) Class B1
                               Initial Certificate Balance                                  18,757,000.00
                               Initial Certificate Percentage                                      4.50%
                               Beginning Certificate Balance                                18,757,000.00
                               Current Principal Due                                        18,757,000.00
                               Current Principal Paid                                               0.00
                               Principal Shortfall Carryover for Current Period                     0.00
                               Ending Certificate Balance- Excluding Writedowns             18,757,000.00
                               Ending Pool Factor                                                  5.59%
                               Principal Paid per $1000                                             0.00
                               Beginning Outstanding Writedown                                      0.00
                               Current Writedown/Writeup                                            0.00
                               Ending Certificate Balance- Including Writedowns                     0.00
                               Total Class Distribution                                             0.00

        (iv) Class B2
                               Initial Certificate Balance                                  21,883,000.00
                               Initial Certificate Percentage                                      5.25%
                               Beginning Certificate Balance                                21,883,000.00
                               Current Principal Due                                        21,883,000.00
                               Current Principal Paid                                               0.00
                               Principal Shortfall Carryover for Current Period                     0.00
                               Ending Certificate Balance- Excluding Writedowns             21,883,000.00
                               Ending Pool Factor                                                  6.52%
                               Principal Paid per $1000                                             0.00
                               Beginning Outstanding Writedown                                      0.00
                               Current Writedown/Writeup                                            0.00
                               Ending Certificate Balance- Including Writedowns                     0.00
                               Total Class Distribution                                             0.00


     (E)Total Certificate Balances
                                                                   Beg of Period             End of Period
        (i)  Aggregate Balance of Certificates                   $ 338,688,946.26          $ 335,674,395.71
        (ii) Total Certificate Pool Factor                           84.4210838%              83.6696816%



VIII.DELINQUENCY INFORMATION
                                                                       Percent of               Percent of
     Delinquent Receivables at End of Due Period :Scheduled Balance  Pool Balance      Units   Total Units
        30-59 Days Delinquent                     $ 27,447,548.99          8.10%        642        7.96%
        60-89 Days Delinquent                     $ 13,239,410.37          3.91%        308        3.82%
        90 Days or More Delinquent                $ 42,295,807.96         12.49%        973       12.07%
        Homes Repossessed or Foreclosed Upon      $ 17,352,356.53          5.12%        395        4.90%

        Bankruptcy*   (included in above delinquen$y25,462,594.05          7.52%        582        7.22%

        Extensions granted during period                                                142
        Rewrites granted during period                                                    0

        * The Bankruptcy units and balances are already included in the above delinquency numbers.
           This information is provided for reference only.



IX.  REPURCHASED CONTRACTS

     (A)Repurchased Contracts -  Breach of Rep or Warranty
        (i)  Beginning Cumulative Repurchased Contracts since cutoff                        $ 1,225,016.66
        (ii) Number of Contracts repurchased this period                                               -
        (iii)Repurchase Price of Contracts this period                                               $ -
        (iv) Ending Cumulative Repurchased Contracts since cutoff                           $ 1,225,016.66

     (B)Repurchased Contracts -  Delinquent Loans
        (i)  Beginning Cumulative Repurchased Contracts since cutoff                                 $ -
        (ii) Number of Contracts repurchased this period                                               -
        (iii)Repurchase Price of Contracts this period                                               $ -
        (iv) Ending Cumulative Repurchased Contracts since cutoff                                      -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                 Units      Scheduled Balance
             Beginning Repossession Inventory                                     441        $19,398,313.50
             Repossessions Incurred                                               136        $ 3,816,718.57
             Less Repurchase of Delinquent Loans                                    0                  $ -
             Less Repossessions Sold                                              182        $ 5,862,675.54
                                                                                 =====     ==================
                                                                                 =====     ==================
             Ending Repossession Inventory                                        395        $17,352,356.53

             Principal Balance of Repossessions Liquidated                                 $ 5,862,675.54
                  Liquidation Proceeds Attributable to Principal                             $ 966,362.62
                                                                                            -------------
                       Principal Loss on Liquidation of Repo                               $ 4,896,312.92
             Reimbursement to Servicer for Liquidation Expense                                $ 18,473.12
             Recoveries for Previously Liquidated Contracts                                          $ -
                                                                                            -------------
             Net Liquidation Loss (Realized Loss)                                          $ 4,914,786.04

        Recoveries
             Liquidation Proceeds Attributable to Interest                                   $ 262,282.92
             Liquidation Proceeds Attributable to Principal                                  $ 966,362.62
             Recoveries for Previously Liquidated Contracts                                          $ -
                                                                                            -------------
             Total Recoveries                                                              $ 1,228,645.54
             Recovery Percentage of Principal Balance of Repossessions Liquidated               21%






XI.  TRIGGERS

        Has the Crossover Date Occurred?                                             NO

             Where the Current Distribution Date of                               05/15/02
             is greater than the Earliest Crossover Date of                    ebruary 28, 2005
                               And
             Subordinated Certificates Beginning Principal Balance of           90,659,000.00
             plus the Current Overcollateralization Amount of                    3,054,036.88
             divided by the Current Beginning Pool Principal Balance of        345,959,228.55
                                                                                 -----------
             Equals                                                                27.09%
                                                                                 -----------
                               And is greater than the:
             Subordinated Initital Certificates Percentage of                      14.75%
             multiplied by the
             Percentage (as Percent of Initial Class Subordination Percentage)      175%
                                                                                 -----------
             Equals                                                                25.81%
                                                                                 -----------


        Principal Distribution Tests:                            Actual Ratio    Test Ratio    Result

                                                                 Over 60 Days Delinquent
             Current Mo                                            21.52%
             1st Preceding Mo                                      22.83%
             2nd Preceding Mo                                      24.33%
             Average 60 Day Delinquency Ratio:                     22.89%          5.50%        FAIL

                                                                 Over 30 Days Delinquent
             Current Mo                                            29.62%
             1st Preceding Mo                                      30.49%
             2nd Preceding Mo                                      32.55%
             Average 30 Day Delinquency Ratio:                     30.89%          8.50%        FAIL



                                                                                 Net Liquidation Losses
                                                  Ending Pool Bal                   (Realized Losses)
                                                  -------------------------------------------------------
             Current Mo                           338,728,432.59                     4,914,786.04
             1st Preceding Mo                     345,959,228.55                     4,647,279.86
             2nd Preceding Mo                     352,961,536.41                     4,620,170.69
                               --------------------------------------------------------------------------
                               Total              1,037,649,197.55               14,182,236.59
                               --------------------------------------------------------------------------
                               Divided by                      3
                               ----------------------------------
                               Average            345,883,065.85


             Sum of last 3 months of Losses                        14,182,236.59
             Divided by 3 month average of Pool Balance           345,883,065.85
             Annualized  (multiply by 4)                                       4
             Current Realized Loss Ratio:                                 16.40%      3.00%     FAIL



             Beginning Cumulative Realized Losses                  29,553,562.99
             Net Liquidation Losses (Realized Losses)               4,914,786.04
                                                                 ----------------
             Ending Cumulative Realized Losses                     34,468,349.03
             Divided by Initial Pool Principal Balance            416,788,877.53
             Cumulative Realized Loss Ratio:                               8.27%      7.00%     FAIL


        Should Principal Be Distributed to the Subordinated Certificates?                        NO




The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance